UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2010

POWERWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place
 Santa Ana, CA 92705
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANICAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 25, 2010, the Audit Committee of the Board of Directors of Powerwave Technologies, Inc. (“the Company”), upon the recommendation of management, concluded that previously issued financial statements in our Annual Report on Form 10-K for the fiscal year ended January 3, 2010, and related auditors’ reported thereon, and our quarterly reports on Form 10-Q for the fiscal quarters ended March 29, 2009, June 28, 2009 and September 27, 2009 should no longer be relied upon because of an error in those financial statements.  The Company will restate these financial statements to make the necessary accounting corrections.

The error relates to the accounting treatment for the Company’s 1.875% convertible subordinated notes due 2024 (“1.875% Notes”).  The Company’s 1.875% Notes should have been accounted for as set forth in FASB Staff Position (FSP) Accounting Principles Board Opinions (APB) 14-1, Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement), accounting guidance now codified as FASB Accounting Standards Codification (ASC) Topic 470-20, which became effective at the beginning of the 2009 fiscal year.  Pursuant to FASB ASC Topic 470-20, if a convertible debt instrument may be settled in cash or some combination of cash and stock upon conversion of the debt, then the Company is required to account separately for the liability and equity components of such convertible debt.  The liability component is measured at its estimated fair value such that the effective interest expense associated with the convertible debt reflects the issuer’s borrowing rate at the date of issuance for similar debt instruments without the conversion feature.  The difference between the cash proceeds associated with the convertible debt and this estimated fair value is recorded as a debt discount and amortized to interest expense over the life of the convertible debt using the effective interest rate method.

FASB ASC Topic 470-20 only impacts the accounting for the Company’s 1.875% Notes by requiring the Company to account separately for the liability and equity components of this convertible debt.  The Company’s 3.875% convertible subordinated notes due 2027 do not have a cash conversion feature and therefore are not subject to FASB ASC Topic 470-20.

The Statement of Operations impact of the correction for the application of FASB ASC Topic 470-20 to the 1.875% Notes in 2009 is an additional $8.9 million in non-cash interest expense, which results in net income for fiscal 2009 changing from $3.2 million, as previously reported, to a net loss of $5.7 million and basic and diluted earnings per share changing from $0.02 per share, as previously reported, to a loss of $0.04 per share.  The following is a summary of the impact on the Statement of Operations due to the correction for the adoption of FASB ASC Topic 470-20 for the fiscal quarters ended March 29, 2009, June 28, 2009, September 27, 2009 and January 3, 2010 and for the fiscal year ended January 3, 2010. This summary also includes the impact on the Balance Sheets as of March 29, 2009, June 28, 2009 and September 27, 2009, and as of January 3, 2010:

Balance Sheet Summaries:

	January 3, 2010
	Unaudited – in thousands
	As reported	Adjustments	As amended
Assets
Other assets	$5,987	$(333)	$5,654
Total assets	390,185	(333)	389,852

Liabilities and Shareholders' Equity (Deficit):
Long-term debt	280,887	(11,904)	268,983
Common stock	769,825	55,529	825,354
Accumulated deficit	(791,306)	(43,958)	(835,264)
Total shareholders' equity (deficit)	(10,959)	11,571	612
Total liabilities and shareholders' equity (deficit)	390,185	(333)	389,852

	March 29, 2009
	Unaudited – in thousands
	As reported	Adjustments	As amended
Assets
Other assets	$6,363	$(533)	$5,830
Total assets	442,798	(533)	442,265

Liabilities and Shareholders' Equity (Deficit):
Long-term debt	300,887	(18,724)	282,163
Common stock	766,234	55,529	821,763
Accumulated deficit	(796,628)	(37,338)	(833,966)
Total shareholders' equity (deficit)	(19,513)	18,191	(1,322)
Total liabilities and shareholders' equity (deficit)	442,798	(533)	442,265

	June 28, 2009
	Unaudited – in thousands
	As reported	Adjustments	As amended
Assets
Other assets	$6,924	$(419)	$6,505
Total assets	410,325	(419)	409,906

Liabilities and Shareholders' Equity (Deficit):
Long-term debt	280,887	(14,821)	266,066
Common stock	767,519	55,529	823,048
Accumulated deficit	(790,280)	(41,127)	(831,407)
Total shareholders' equity (deficit)	(10,232)	14,402	4,170
Total liabilities and shareholders' equity (deficit)	410,325	(419)	409,906

	September 27, 2009
	Unaudited – in thousands
	As reported	Adjustments	As amended
Assets
Other assets	$6,514	$(376)	$6,138
Total assets	394,732	(376)	394,356

Liabilities and Shareholders' Equity (Deficit):
Long-term debt	280,887	(13,375)	267,512
Common stock	768,866	55,529	824,395
Accumulated deficit	(789,988)	(42,530)	(832,518)
Total shareholders' equity (deficit)	(9,639)	12,999	3,360
Total liabilities and shareholders' equity (deficit)	394,732	(376)	394,356

Statement of Operations Summaries:

	Fiscal Year Ended January 3, 2010
	Unaudited – in thousands except per share data
	As reported	Adjustments		As amended

Operating loss	$(1,877)	$		$(1,877)
Other income (expense), net	8,381		(8,892)	(511)
Income tax provision	3,282			3,282
Net income (loss)	3,222		(8,892)	(5,670)
Basic earnings (loss) per share	0.02			(0.04)
Diluted earnings (loss) per share	0.02			(0.04)
Basic shares outstanding	131,803			131,803
Diluted shares outstanding	134,006			131,803

	Three Months Ended March 29, 2009
	Unaudited – in thousands except per share data
	As reported	Adjustments		As amended

Operating loss	$(6,060)	$		$(6,060)
Other income (expense), net	5,430		(2,272)	3,158
Income tax provision	1,470			1,470
Net loss	(2,100)		(2,272)	(4,372)
Basic loss per share	(0.02)			(0.03)
Diluted loss per share	(0.02)			(0.03)
Basic shares outstanding	131,491			131,491
Diluted shares outstanding	131,491			131,491

	Three Months Ended June 28, 2009
	Unaudited – in thousands except per share data
	As reported	Adjustments		As amended

Operating loss	$(658)	$		$(658)
Other income (expense), net	6,288		(3,789)	2,499
Income tax provision	(718)			(718)
Net income	6,348		(3,789)	2,559
Basic earnings per share	0.05			0.02
Diluted earnings per share	0.05			0.02
Basic shares outstanding	131,654			131,654
Diluted shares outstanding	134,447			134,447

	Three Months Ended September 27, 2009
	Unaudited – in thousands except per share data
	As reported	Adjustments		As amended

Operating income	$1,864	$		$1,864
Other income (expense), net	(769)		(1,403)	(2,172)
Income tax provision	803			803
Net income (loss)	292		(1,403)	(1,111)
Basic earnings (loss) per share	0.00			(0.01)
Diluted earnings (loss) per share	0.00			(0.01)
Basic shares outstanding	131,950			131,950
Diluted shares outstanding	135,058			131,950

	Three Months Ended January 3, 2010
	Unaudited – in thousands except per share data
	As reported	Adjustments		As amended

Operating income	$2,977	$		$2,977
Other income (expense), net	(2,568)		(1,428)	(3,996)
Income tax provision	1,727			1,727
Net loss	(1,318)		(1,428)	(2,746)
Basic loss per share	(0.01)			(0.02)
Diluted loss per share	(0.01)			(0.02)
Basic shares outstanding	132,115			132,115
Diluted shares outstanding	132,115			132,115

There are no cash impacts as this increased amortization is not payable in cash and is not deductible for tax purposes.  There are no changes to the prior reported pro forma results as this convertible debt discount amortization would be excluded from pro forma results.  FASB ASC 470-20 requires retrospective application to the terms of instruments as they existed for all periods presented and this retroactive application will be included in the amended and restated Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and the quarterly reports on Form 10-Q for the periods ended March 29, 2009, June 28, 2009 and September 27, 2009 to be filed by the Company to reflect the change in accounting.

The Company is currently working to prepare the appropriate filings with the Securities and Exchange Commission and the Company also is currently assessing the impact of this restatement on its internal controls over financial reporting.

The Audit Committee has discussed with the Company’s independent accountant the matters disclosed in this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number	Description
99.1	Press release dated March 1, 2010.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The foregoing statements regarding the statement of operations and balance sheet impact of the application of FASB ASC 470-20 to the 1.875% Notes are forward-looking statements and are preliminary in nature and subject to audit by our independent accounting firm.  These statements reflect the Company’s current beliefs and are based on information currently available to the Company as of the date of this Current Report. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company’s Annual Report on Form 10-K for the year ended January 3, 2010 and in the Company’s Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 1, 2010		POWERWAVE TECHNOLOGIES, INC

		By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 1, 2010.